Vertex Energy, Inc. 8-K

Exhibit 10.3

FOURTH LIMITED CONSENT

This FOURTH LIMITED CONSENT (this “Limited Consent”) is made as of July 24, 2024, by and among Vertex Refining Alabama LLC, a Delaware limited liability company (the “Company”) and Macquarie Energy North America Trading Inc. (“Macquarie”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Supply and Offtake Agreement (as defined below).

W I T N E S S E T H

WHEREAS, reference is made to that certain Supply and Offtake Agreement, dated as of April 1, 2022 (as amended from time to time, the “Supply and Offtake Agreement”) by and between Macquarie and the Company, the Limited Consent with respect thereto made as of June 11, 2024, the Second Limited Consent with respect thereto made as of June 18, 2024 and the Third Limited Consent with respect thereto made as of June 25, 2024;

WHEREAS, reference is made to that certain Agreement in Relation to the Crude Oil & Hydrocarbon Feedstock Supply Agreement Dated 1 April 2022, by and among Shell Trading (US) Company, the Company, and Macquarie, dated as April 1, 2024 (the “Tripartite Crude Supply Agreement”) pursuant to which Macquarie has the right to, inter alia, make a Positive Election (such term as used herein having the meaning ascribed thereto in the Tripartite Crude Supply Agreement) in respect of certain delivery months, including August 2024 and September 2024;

WHEREAS, notwithstanding Section 19.5 of the Supply and Offtake Agreement, the Company has requested that Macquarie consent to (1) permitting the Unrestricted Cash of the Company to be less than $25,000,000, but not less than $15,000,00, in each case, for any period of more than three (3) consecutive Business Days prior to September 24, 2024 and (2) entry into and performance of the Financing Agreement Amendment Documents, Idemitsu Note (as defined below), Security Agreement (as defined in the Idemitsu Note) and other Transaction Documents (as defined in the Idemitsu Note), each in accordance with the terms contained in this Limited Consent (the “Specified Consents”);

WHEREAS, the Company desires that Macquarie make a Positive Election in respect of delivery months August 2024 and September 2024, in accordance with the terms contained in this Limited Consent;

WHEREAS, contemporaneously herewith, the Company, Parent, Term Loan Agent, and the other parties thereto are entering into that certain Amendment Number Seven and Limited Consent to Loan and Security Agreement, along with related agreements and documentation (“Financing Agreement Amendment Documents”), to (1) permit the Consolidated Liquidity (as defined in the Existing Financing Agreement) to be not less than $15,000,000 on terms (including with respect to time period) no less restrictive than those provided herein, (2) provide for new money funding (which shall include the amount net liquidity benefit provided to the Company and its Affiliates by entering into the Idemitsu Note) (the “Incremental Liquidity”) in an aggregate amount no less than $20,000,000 and (3) such other matters as are set forth therein; and

WHEREAS, upon the terms and conditions set forth herein, Macquarie has agreed to provide the Specified Consent, subject to the terms and conditions of this Limited Consent.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1.	Limited Consent.

(a)	In reliance upon the representations and warranties of the Company set forth in Section 3 and covenant of the Company set forth in Section 4 below, Macquarie hereby consents to and provides the Specified Consents, and agrees that after giving effect to this Limited Consent and the Financing Agreement Amendment Documents (including the Company’s receipt of the Incremental Liquidity Proceeds), the Unrestricted Cash of the Company may be less than $25,000,000, but not less than $15,000,00, for any period of more than three (3) consecutive Business Days without triggering an Event of Default under Section 19.5 of the Supply and Offtake Agreement (the “Adjusted Minimum Liquidity Requirement”).

For the avoidance of doubt, this is a one-time Limited Consent, which may not be extended, and shall expire on September 24, 2024 and if a breach of the Minimum Liquidity Test (determined by reference to the $25,000,000 lower limit) is continuing on September 24, 2024 it shall constitute an Event of Default.

The foregoing is a limited consent. Except as expressly set forth in this Limited Consent, nothing in this Limited Consent shall constitute a modification or alteration of the terms, conditions or covenants of the Supply and Offtake Agreement or any other Transaction Document, or a waiver of any other terms or provisions thereof, and the Supply and Offtake Agreement and the other Transaction Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

(b)	Consent to Agreements. Notwithstanding anything to the contrary in the Supply and Offtake Agreement (including Section 19.3(j) or Section 19.3(k) of the Supply and Offtake Agreement) or any other Transaction Document, Macquarie consents to the execution and performance by the parties thereto of (1) the Financing Agreement Amendment Documents, (2) that certain Secured Promissory Note, by and among the Company, Vertex Renewables and Idemitsu Apollo Renewable Corporation (the “Idemitsu Note”) and (3) the Security Agreement and other Transaction Documents, each as defined in the Idemitsu Note (as in effect as of the date of the Idemitsu Note) , and the transactions contemplated thereby (including new financing, liens and obligations thereunder).

2.	Macquarie Covenants. Macquarie covenants and agrees as follows:

(a)	Positive Elections.

(i)	Macquarie will on the Consent Effective Date make a Positive Election in respect of delivery month August 2024 under the Tripartite Crude Supply Agreement.

(ii)	Macquarie will, on or before August 24, 2024 and conditioned on the contemporaneous delivery of a satisfactory Cash Flow Forecast (as defined in the Existing Financing Agreement, as amended by the Financing Agreement Amendment Documents) showing compliance with the Adjusted Minimum Liquidity Requirement through October 4, 2024 and that there is no Default or Event of Default then outstanding in relation to the Company; provided that any calculations with respect to the Adjusted Minimum Liquidity Requirement for such date shall include, on a pro forma basis, any additional Term Loan Commitments from the Lenders and any deferral, extension or waiver of the September 30 Payment (such terms, in each case, as defined in the Financing Agreement Amendment Documents), make a Positive Election in respect of delivery month September 2024 under the Tripartite Crude Supply Agreement.

(b)	Further Assurances. In connection with each Positive Election contemplated by Section 2(a), Macquarie shall not make any contrary election contemplated by Section 5.1(b) of the Supply and Offtake Agreement, shall not take any contrary action under the Supply and Offtake Agreement, the Tripartite Crude Supply Agreement, or any other Transaction Documents, and will take (or refrain from taking) such other actions or elections as the Company may reasonably request to give effect hereto.

3.                Conditions Precedent. The satisfaction (or waiver in writing by Macquarie) of each of the following shall constitute conditions precedent to the effectiveness of this Limited Consent (the date on which all such conditions precedent are either satisfied or waived, being the “Consent Effective Date”):

(a)	Macquarie shall have received this Limited Consent, duly executed by the parties hereto;

(b)	Macquarie shall have received to its satisfaction copies of the Financing Agreement Amendment Documents, duly executed by the parties thereto;

(c)	Macquarie shall have received a satisfactory Cash Flow Forecast (as defined in the Existing Financing Agreement, as amended by the Financing Agreement Amendment Documents) showing forecasted compliance with the Adjusted Minimum Liquidity Requirement through September 4, 2024 (as of the date provided); and

(d)	The Company shall have received Incremental Liquidity of at least $20,000,000.

4.               Representations and Warranties. In order to induce Macquarie to enter into this Limited Consent, the Company hereby represents and warrants to Macquarie that:

(a)           each of the representations and warranties made to Macquarie under the Supply and Offtake Agreement and all of the other Transaction Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties are true and correct in all respects subject to such qualification) on and as of the date hereof (after giving effect to this Limited Consent) except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date;

(b)           on and immediately prior to the date hereof, no Default or Event of Default will have occurred and be continuing, and immediately after giving effect to this Limited Consent, no Default or Event of Default will have occurred and be continuing; and

(c)           on and immediately prior to the date hereof and immediately after giving effect to this Limited Consent, the Company is not Insolvent; and

(d)           this Limited Consent has been duly executed and delivered by the Company; and

(e)           this Limited Consent constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws relating to or affecting the rights of creditors generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

5.               Company Covenant. In order to induce Macquarie to enter into this Limited Consent, the Company hereby covenants to Macquarie that, no later than 6 p.m. ET on each Business Day that this Limited Consent is in effect, it will provide to Macquarie with its end-of-day cash balance.

6.                GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL PROVISIONS. THIS LIMITED CONSENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, JURISDICTION, AND WAIVER OF JURY TRIAL SET FORTH IN SECTION 26 OF THE SUPPLY AND OFFTAKE AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

7.               Amendments. This Limited Consent cannot be altered, amended, changed or modified in any respect except in accordance with Section 31 of the Supply and Offtake Agreement.

8.               Counterparts. This Limited Consent and any notices delivered under this Limited Consent may be executed by means of (i) an electronic signature that complies with the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Limited Consent and the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Limited Consent may be executed in any number of counterparts, and it is not necessary that the signatures of all parties hereto be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document.

9.	Effect on Transaction Documents.

(a)	The Supply and Offtake Agreement, as modified hereby, and each of the other Transaction Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Limited Consent shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Macquarie under the Supply and Offtake Agreement or any other Transaction Document. Except for the amendments to the Supply and Offtake Agreement expressly set forth herein, the Supply and Offtake Agreement and the other Transaction Documents shall remain unchanged and in full force and effect.

(b)	Upon and after the effectiveness of this Limited Consent, each reference in the Supply and Offtake Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Supply and Offtake Agreement, and each reference in the other Transaction Documents to “the Supply and Offtake Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Supply and Offtake Agreement, shall mean and be a reference to the Supply and Offtake Agreement as modified hereby.

(c)	To the extent that any of the terms and conditions in any of the Transaction Documents shall contradict or be in conflict with any of the terms or conditions of the Supply and Offtake Agreement, after giving effect to this Limited Consent, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Supply and Offtake Agreement as modified or amended hereby.

(d)	This Limited Consent is a Transaction Document, and for the avoidance of doubt the covenants set forth in Section 2 shall be deemed to be covenants of Macquarie under a Transaction Document.

10.             Reaffirmation of Obligations. The Company hereby acknowledges and agrees that all terms, covenants, conditions and provisions of the Transaction Documents (including, without limitation, each Collateral Document) continue in full force and effect, are herein reaffirmed in their entirety and remain unaffected and unchanged, except to the extent expressly set forth in this Limited Consent. Neither this Limited Consent nor the execution and delivery of this Limited Consent by Macquarie shall constitute a novation or renewal of the Supply and Offtake Agreement or any of the Transaction Documents. This Limited Consent, except to the extent expressly set forth herein, is not intended to and shall not be deemed or construed to create or constitute a waiver, release, or relinquishment of, and shall not affect, the liens, security interests and rights, remedies and interests under the Transaction Documents, all of which are hereby ratified, confirmed, renewed and extended in all respects.

[Signature Pages to Follow]

EXECUTION PAGES

Executed by MACQUARIE ENERGY NORTH AMERICA TRADING INC. acting by:

and

/s/ Brian Houstoun	/s/ Travis McCullough
Name: Brian Houstoun	Name: Travis McCullough
Title: Senior Managing Director	Title: Division Director

Executed by VERTEX REFINING ALABAMA LLC acting by:

/s/ Benjamin P. Cowart
Name: Benjamin P. Cowart
Title: President and Chief Executive Officer